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                                                                    EXHIBIT 1(c)

                           PROTECTIVE LIFE CORPORATION
                                  COMMON STOCK



                             UNDERWRITING AGREEMENT

                                                                    May 23, 1996

To the Representatives of the
   several Underwriters to be named in the
     respective Pricing Agreements
     hereinafter described.

Ladies and Gentlemen:

   From time to time Protective Life Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain shares of its Common Stock (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in
Section 3 hereof (the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Securities".

   The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

   1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Securities, the maximum number of Optional Securities, if any, the initial public offering price of such Firm and

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Optional Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

   2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

      (a) Two registration statements on Form S-3 (File Nos. 33-55063 and 333-03435) in respect of the Securities, Debt Securities and Preferred Stock of the Company and the Preferred Securities of PLC Capital L.L.C., a limited liability company formed under the laws of the State of Delaware, (collectively, the "Registered Securities") have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements, and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included in the latest registration statement, to the Representatives for delivery to each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act") each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of any such registration statements or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statements or filed with the Commission pursuant to Rule 424(a) under the Act being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statements at the time such part of the registration statements became effective, each as amended at the time such part of the registration statements became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Registered Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed with the Commission after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the

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   Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

      (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

      (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

      (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material change in the capital stock or any increase in the long-term debt of the Company or any of its subsidiaries in excess of $15 million, (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or (iii) any reduction in the statutory capital or surplus of the Company's subsidiaries engaged in the business of insurance (each an "Insurance Subsidiary," and collectively, the "Insurance Subsidiaries"), taken as a whole in excess of $9 million, in each case otherwise than as set forth or contemplated in the Prospectus;

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      (e)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

      (f) Protective Life Insurance Company ("Protective Life Insurance") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

      (g) Protective Life Insurance is duly organized and licensed as an insurance company in its state of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, except for any such jurisdiction in which the failure to be so licensed or authorized would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, considered as a whole; and except as otherwise specifically described in the Prospectus, neither the Company nor Protective Life Insurance has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained by either of the Company or Protective Life Insurance in any case where it could be reasonably expected that the failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, considered as a whole;

      (h) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus; and all of the issued shares of capital stock of Protective Life Insurance have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

      (i) The Securities have been duly and validly authorized, and, when the Firm Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Securities, pursuant to Overallotment Options (as defined in Section 3 hereof) with respect to such Designated Securities, such Designated Securities will be duly and validly issued and fully paid and non-assessable; the Securities conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

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      (j)    The issue and sale of the Securities and the compliance by the
   Company with all of the provisions of this Agreement, any Pricing Agreement and each Overallotment Option, if any, and the consummation of the transactions herein and therein contemplated will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Protective Life Insurance is a party or by which the Company or Protective Life Insurance is bound or to which any of the property or assets of the Company or Protective Life Insurance is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition or results of operations of the Company and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities or (2) result in any violation of the provisions of (A) the Certificate of Incorporation or By-laws of the Company or Protective Life Insurance or (B) any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or Protective Life Insurance or any of their properties; provided, however that in the case of clause (B) of this paragraph 2(j), this representation and warranty shall not extend to such violations as would not have a material adverse effect on the financial condition or results of operations of the Company and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities; provided further, that insofar as this representation and warranty relates to the performance by the Company of its obligations under this Agreement, the Pricing Agreement or any Overallotment Option relating to the Designated Securities, such performance is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and no consent, approval, authorization, order, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or Protective Life Insurance is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Overallotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws in connection with the purchase and distribution of the Securities by the Underwriters and except those which, if not obtained, will not have a material adverse effect on the financial condition or results of operations of the Company and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities;

      (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the consolidated financial position, stockholders' equity (if applicable), total surplus (if applicable) or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

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      (l)    Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

    3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

   The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Securities set forth in such Pricing Agreement, on the terms set forth in the Prospectus as amended or supplemented, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of Business Days after the date of such notice set forth in such Pricing Agreement.

   The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Securities which the Company has been advised by the Representatives have been attributed to such Underwriter; PROVIDED THAT, if the Company has not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Securities set forth in
Schedule I to such Pricing Agreement plus the aggregate number of Optional Securities which the Underwriters elect to purchase.

   4. Certificates for the Firm Securities and the Optional Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or, if so requested by the Company, by wire transfer to a bank account specified by the Company and described in Schedule II to such Pricing Agreement, in the funds specified in such Pricing Agreement, (i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein

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called the "Second Time of Delivery".  Each such time and date for delivery is herein called a "Time of Delivery".

   5. The Company agrees with each of the Underwriters of any Designated
Securities:

      (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives (which approval will not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such other time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

      (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such United States jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction and provided further that in connection therewith the Company shall not be required to qualify such Designated Securities for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus as amended or supplemented relating to such Designated Securities;

      (c) Prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of a Pricing Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would

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   include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, provided, however, that in case any Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of the Designated Securities at any time more than nine months after the date of the Pricing Agreement relating to the Designated Securities, the costs of such preparation and furnishing of such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Securities;

      (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

      (e) During the period beginning from the date of a Pricing Agreement for such Designated Securities and continuing to and including the date 90 days after the date of such Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee or director stock option or benefit plans existing or on the conversion of convertible or exchangeable securities outstanding on the date of the Pricing Agreement for such Designated Securities) that are substantially similar to the Designated Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, directly or indirectly, without the prior written consent of such of the Representatives as are specified in the Pricing Agreement for such Designated Securities.

   6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and, subject to the proviso to Section 5(c), the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing and printing or duplicating any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (iv) the cost of preparing certificates for the Securities; (v) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (vi) the cost of listing the Securities on the

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New York Stock Exchange; and (vii) all other costs and expenses incident to the performance of its obligations hereunder and under any Overallotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

   7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

      (b) Sullivan & Cromwell, or other counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Deborah J. Long, Esq., Senior Vice President and General Counsel of the Company, or any successor having substantially equivalent responsibilities with the Company, shall have furnished to the Representatives such counsel's written opinion, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

        (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company (including the Designated Securities being delivered at such Time of Delivery) have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus as amended or supplemented; and all of the issued shares of capital stock of Protective Life Insurance have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of any perfected security interests and, to such counsel's best knowledge, any other security interests, claims, liens or encumbrances;

       (iii) The issue and sale of the Designated Securities being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of the Designated Securities, this Agreement and the Pricing Agreement with respect to the Designated Securities, and the consummation of the transactions herein and therein contemplated will not
      (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or Protective Life Insurance is a party or by which the Company or Protective Life Insurance is bound or to which any of the property or assets of the Company or Protective Life Insurance is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and Protective Life Insurance taken as a whole or would not have a material adverse effect on the issuance or sale of the Designated Securities, or (ii) result in any violation of the provisions of (A) the Certificate of Incorporation or By-Laws of the Company or Protective Life Insurance or (B) any statute known to such counsel to be applicable to the Company or Protective Life Insurance or any of their respective properties, or any order, rule or regulation known to such counsel of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or Protective Life Insurance or any of their respective properties, except, with respect to clause (B) of this paragraph (iii), such violations as would not have a material adverse effect on the financial condition or results of operations of the Company and Protective Life Insurance taken as a whole or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Designated Securities; and except that for purposes of this paragraph (iii) such counsel need not express any opinion as to any violation of any federal or state securities laws or Blue Sky or insurance securities laws; provided further, that insofar as performance by the Company of its obligations under this Agreement and the Pricing Agreement relating to the Designated Securities is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and as to general equity principles;

        (iv) To the best of such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of or with any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries is required for the issue and sale of the Designated Securities being delivered at such Time of Delivery or the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Agreement relating to the Designated Securities, except such as have been, or will have been prior to each Time of Delivery, obtained under the Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters, and except those which, if not obtained, would not have a material adverse effect on the financial condition or results of operation of the Company and its subsidiaries taken as a whole;

         (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject of a character required under the Federal securities laws to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus;

        (vi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

     In rendering the opinion required by subsection (c) of this Section, (i) such counsel may state that she is admitted to the Bar of the State of Alabama only, and (ii) such counsel may rely (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions (copies of which shall have been provided to the Representatives) of other counsel in good standing whom such counsel believes to be reliable, provided that such counsel shall state that she believes that both she and the Representatives are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of the Company and of public officials (copies of which shall have been provided to the Representatives), provided that such counsel shall state that she believes that both she and the Representatives are justified in relying upon such certificates.

     Such counsel shall also have stated that, while she has not herself checked the accuracy or completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of her review and discussion of the contents of the Registration Statement and Prospectus and any amendment or supplement thereto with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to her attention that would cause her to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date of the Pricing Agreement with respect to the Designated Securities and the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein as to which she need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Debevoise & Plimpton, or other counsel for the Company satisfactory to the Representatives, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Designated Securities being delivered at such Time of Delivery have been duly authorized and validly issued and are fully paid and non-assessable; and the Designated Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                    (ii) This Agreement and the Pricing Agreement with respect to the Designated Securities being delivered at such Time of Delivery have been duly authorized, executed and delivered by the Company;

                    (iii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes, the financial statement schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and

                    (iv) The statements contained in the Prospectus under the captions "Description of Common Stock of Protective Life" and the corresponding section in any prospectus supplement relating to the Designated Securities being delivered at such Time of Delivery, insofar as such statements constitute summaries of certain provisions of the documents referred to therein, fairly summarize the material provisions of such documents.

     In rendering the foregoing opinion, Debevoise & Plimpton may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and The General Corporation Law of the State of Delaware.

     Debevoise & Plimpton shall also have stated that, while they have not themselves checked the accuracy or completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (i) and (iv) above, in the course of their review and discussion of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Company and its independent accountants, but without independent check or verification, no facts have come to the attention of such counsel that would cause such counsel to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date of the Pricing Agreement with respect to the Designated Securities and the Time of Delivery for such Designated Securities (other than the financial statements and related notes, the financial statement schedules, and other financial and statistical data included therein as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives ;

          (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or any increase in the long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity, total surplus (if applicable) or results of operations of the Company and its subsidiaries (in the case of the Insurance Subsidiaries on either a GAAP or statutory basis), otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described above, is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in any rating of the Company or Protective Life Insurance or the rating accorded the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability by Moody's Investors Service, Inc., Standard & Poor's Ratings Group, A.M. Best Company, Inc. or Duff & Phelps Inc., and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or Optional Securities or both on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

          (i) The Securities at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

          (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement; and

          (k) The Representatives shall have received the written agreement of each executive officer of the Company, in form and substance satisfactory to the Representatives, to the effect that during the period beginning from the date of the Pricing Agreement for Designated Securities and continuing to and including this date 90 days after the date of such Pricing Agreement, such person has agreed not to offer, sell or contract to sell, or otherwise dispose of any shares of Common Stock of the Company or any security of the Company substantially similar thereto, or any other security convertible into or exchangeable for, or that represents the right to receive, shares of Common Stock or any security of the Company substantially similar thereto, directly or indirectly, without the prior written consent of such of the Representatives as are specified in the Pricing Agreement for such Designated Securities; and

          (l) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

      8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, as amended or supplemented, or any other such prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Designated Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the Act if such Underwriter failed to make reasonable efforts generally consistent with the then prevailing industry practice to effect such delivery and the Company has previously furnished copies thereof in sufficient quantities to such Underwriter (or to the Representatives) and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (excluding incorporated documents) (or the Prospectus as amended or supplemented (excluding incorporated documents)).

      (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, as amended or supplemented, or any such prospectus, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c)    Promptly after receipt by an indemnified party under subsection
   (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event, shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection
   (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

      (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Securities or the Overallotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

   11. If any Pricing Agreement or Overallotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Section 6 and Section 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof.

   12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

   All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

   13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

   14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

   15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                              Very truly yours,

                              PROTECTIVE LIFE CORPORATION


                              By:  /S/ JOHN D. JOHNS
                                 --------------------------------------
                               Name:    John D. Johns
                               Title:   Executive Vice President
                                        and Chief Financial Officer

                                                                         ANNEX I

                                PRICING AGREEMENT



[Goldman, Sachs & Co., or other Lead Representative]
[Names of Co-Representatives, if any]
   As Representatives of the several
     Underwriters named in Schedule I hereto, [c/o Goldman, Sachs & Co.,]
85 Broad Street,
New York, New York 10004.

                                                                          , 19..

Dear Sirs:

   Protective Life Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the
Underwriting Agreement, dated ........, 1996 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

   An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

   Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [a] the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Securities as to which such election shall have been exercised.]

   [The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Securities set forth opposite the name of such Underwriter in Schedule

I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

     If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and one for each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.



                              Very truly yours,

                              PROTECTIVE LIFE CORPORATION



                              By:
                                 --------------------------
                                 Name:
                                 Title:





Accepted as of the date hereof:



[Goldman, Sachs & Co., or other Lead Representative]

[Name(s) of Co-Representative(s)]



By:
   -----------------------------------
      [(Goldman, Sachs & Co.)]



[Name(s) of Co-Representative Corporation(s)]



By:
   -----------------------------------
   Name:
   Title:


- ------------------------------------------------
[Name(s) of Co-Representative Partnership(s)]


On behalf of each of the Underwriters

                              SCHEDULE I

                                                                                                    [MAXIMUM NUMBER
                                                                                                       OF OPTIONAL
                                                                          NUMBER OF                 SECURITIES WHICH
                                                                      [FIRM] SECURITIES                  MAY BE
                           UNDERWRITER                                 TO BE PURCHASED                 PURCHASED]
                           -----------                                -----------------             ----------------
 [Goldman, Sachs & Co. or other Lead Representative  . . . . . .
 [Name(s) of Co-Representative(s)] . . . . . . . . . . . . . . .
 [Names of other Underwriters] . . . . . . . . . . . . . . . . .


      Total  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                      -----------------             ----------------

                                                                      -----------------             ----------------
                                                                      -----------------             ----------------


SCHEDULE II

NUMBER OF DESIGNATED SECURITIES:

     Number of Firm Securities:

     Maximum Number of Optional Securities:

INITIAL OFFERING PRICE TO PUBLIC:

     $........ per Share

PURCHASE PRICE BY UNDERWRITERS:

     $........ per Share

[COMMISSION PAYABLE TO UNDERWRITERS:

$........ per Share in [SPECIFY SAME FORM OF FUNDS AS IN SPECIFIED FUNDS BELOW]]

FORM OF DESIGNATED SECURITIES:

Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

[New York] Clearing House (next day) funds

[Immediately Available Funds]

FIRST TIME OF DELIVERY:

 ......... a.m. (New York City time), .................., 19..

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Designated Representatives:

     Address for Notices, etc.:

[OTHER TERMS]:



- -------------------
* Those Representatives identified with an asterisk shall be the specified Representatives whose consent is necessary to offer, sell or contract to sell, or otherwise dispose of shares of Common Stock, etc. prior to the end of the 90-day lockup period pursuant to Sections 5(e) and 7(k) of the Underwriting Agreement.

                                                                        ANNEX II

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

      (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

      (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the related published rules and regulations thereunder;

      (iii) On the basis of limited procedures, not constituting an audit conducted in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures (including those for a review of interim financial information as described in SAS No. 71) as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (A) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

         (B) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations;

         (C) any unaudited pro forma condensed consolidated financial statements included in or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         (D) as of a specified date not more than five days prior to the date of such letter, there was any change in the capital stock, increase in long-term debt, or any decreases in consolidated net current assets or shareholder's equity of the Company and its subsidiaries, or any decreases in consolidated net sales or in the total or per share amounts of income before extraordinary items or of net income, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

   All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein), in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.


                                        2